MONMOUTH CAPITAL CORPORATION
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                       SEPTEMBER 20, 2001


      Notice is hereby given that the fortieth Annual Meeting of Shareholders (Annual Meeting) of Monmouth Capital Corporation (Company) will be held on Thursday, September 20, 2001, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

      1. To elect eight Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve for the ensuing year; and

      2. To approve the selection by the Board of Directors of Cowan, Gunteski and Co. as Independent Auditors for the Company for the fiscal year ending March 31, 2002; and

      3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on July 25, 2001 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Ernest V. Bencivenga
                                     ERNEST V.BENCIVENGA
                                          Secretary

August 8, 2001

                  MONMOUTH CAPITAL CORPORATION
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728


                         PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                       SEPTEMBER 20, 2001


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Capital Corporation (Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 20, 2001, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying Proxy card are being distributed on or about August 8, 2001 to shareholders of record on July 25, 2001.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $1.00 par value common stock (Common Stock) of record as of the close of business on July 25, 2001, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were 1,573,790 shares of Common Stock outstanding, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS


      It is proposed to elect a Board of eight Directors. The proxy will be voted for the election of the eight nominees named herein, seven of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term.

      The Board of Directors is saddened to report the passing of Boniface DeBlasio, who served as Chairman of the Board of the Company since 1968. The Board of Directors appointed Eugene D. Rothenberg as Director to serve out Mr. DeBlasio's remaining term. Further, the Board of Directors has nominated Michael P. Landy to serve as Director of the Company for the ensuing year.

     If for any reason any of the said eight nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the eight nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Capital Corporation. In most respects, the activities of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc. are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance


     During the last fiscal year ended March 31, 2001, there were four meetings of the Board of Directors. No Director attended fewer than 75% of the meetings.

      The  Company has a standing Audit Committee, a Compensation
Committee and a Stock Option Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met twice during the last fiscal year. Charles P. Kaempffer, Eugene D. Rothenberg and Robert G. Sampson, all of whom are outside Directors, serve on the Audit Committee.

      The Compensation Committee, which makes recommendations  to the  Directors concerning compensation, met once during the  last
fiscal  year.   Charles P. Kaempffer, Eugene  D.  Rothenberg  and
Robert G. Sampson serve on the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock Option Plan, met once during the last fiscal year.  Charles
P. Kaempffer, Eugene D. Rothenberg and Robert G. Sampson serve on the Stock Option Committee.

                          NOMINEES FOR DIRECTOR


                    Present Position with the Company;
                   Business Experience During Past Five   Director
  Nominee; Age         Years; Other Directorships          Since

Ernest V.         Treasurer (1961 to present), Secretary   1961
Bencivenga        (1967   to   present)   and  Director.
(83)              Financial    Consultant    (1976    to
                  present); Treasurer and Director (1968
                  to  present)  of Monmouth Real  Estate
                  Investment   Corporation;   Secretary/
                  Treasurer   (1984   to  present)   and
                  Director   (1969   to   present)    of
                  United Mobile Homes, Inc.

Anna T. Chew      Vice   President  (2001  to   present)   1994
(43)              Controller   (1991  to  present)   and
                  Director.       Certified       Public
                  Accountant; Vice President  and  Chief
                  Financial  Officer (1995 to  present),
                  Controller (1991 to 1995) and Director
                  (1994  to  present) of  United  Mobile
                  Homes,   Inc.;  Controller  (1991   to
                  present)   and   Director   (1993   to
                  present)   of  Monmouth  Real   Estate
                  Investment Corporation.

Charles P.        Director.  Investor; Director (1974 to   1970
Kaempffer         present)   of  Monmouth  Real   Estate
(64)              Investment Corporation; Director (1969
                  to  present)  of United Mobile  Homes,
                  Inc.; Vice Chairman and Director (1996
                  to  present) of Community Bank of  New
                  Jersey.

Eugene W. Landy   President   (1961  to   present)   and   1961
(67)              Director.   Attorney at Law;  Chairman
                  of   the   Board  (1995  to  present),
                  President (1969 to 1995) and  Director
                  (1969  to  present) of  United  Mobile
                  Homes,  Inc.;  President and  Director
                  (1968  to  present) of  Monmouth  Real
                  Estate Investment Corporation.

Michael P. Landy  President  (1998 to present)  of  Siam   New
(39)              Records,  L.L.C.; Chief  Engineer  and  Nominee
                  Technical Director (1987 to  1998)  of
                  GRP Recording Company.

                    Present Position with the Company;
                   Business Experience During Past Five   Director
  Nominee; Age         Years; Other Directorships          Since

Samuel A. Landy   Director.   Attorney at Law; President   1994
(41)              (1995   to  present),  Vice  President
                  (1991  to 1995) and Director (1992  to
                  present) of United Mobile Homes, Inc.;
                  Director (1989 to present) of Monmouth
                  Real Estate Investment Corporation.

Eugene D.         Director.       Obstetrician       and   2001
Rothenberg        Gynecologist; Investor; Director (1977
(68)              to  present)  of United Mobile  Homes,
                  Inc.

Robert G.         Director.  Investor; Director (1968 to   1963
Sampson           present)   of  Monmouth  Real   Estate
(75)              Investment Corporation; Director (1969
                  to  present)  of United Mobile  Homes,
                  Inc.;   General   Partner   (1983   to
                  present)    of   Sampco,   Ltd.,    an
                  investment group.



  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL



                           PROPOSAL 2


                APPROVAL OF INDEPENDENT AUDITORS


     It is proposed to approve the appointment of Cowan, Gunteski & Co. as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the fiscal year ending March 31, 2002, and shareholder approval of said appointment is requested. Cowan, Gunteski & Co. has served as Independent Auditors of the Company since 1990. There are no affiliations between the Company and Cowan, Gunteski & Co., its partners, associates or employees, other than its employment as Independent Auditors for the Company. Cowan, Gunteski & Co. has informed the Company that it has no direct or indirect financial interest in the Company. The Company does not expect any representative of Cowan, Gunteski & Co. to attend the Annual Meeting.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that Cowan, Gunteski & Co. does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                     PRINCIPAL SHAREHOLDERS


      As of the record date, no person owned of record, or was known by the Company to own beneficially, more than five percent
(5%) of the common stock of the Company, except the following:


                                   Shares Owned
Name of Beneficial Owner           BeneficiallY   Percent of Class

Eugene W. Landy                      227,384          14.45%
20 Tuxedo Road
Rumson, NJ  07760

Group consisting of Walter           129,010*          8.20%
Carucci, Carucci Family Partners,
and Carr Securities Corp.
1 Penn Plaza
New York, NY  10114

Group consisting of Paul H. O'Leary,  86,788*          5.51%
Raffles Associates, L.P.and
Channel Partnership II
1 Penn Plaza, Suite 4720
New York, NY  10119

James E. Mitchell and                 78,681*          5.00%
Mitchell Partners, L.P.
611 Anton Blvd.
Costa Mesa, CA 92626

*As reported on Schedule 13D filed with the Securities and Exchange Commission.

         INFORMATION RESPECTING DIRECTORS AND OFFICERS


       As of the record date, the Officers and Directors, individually and as a group, beneficially owned Common Stock of the Company as follows:


                                 Shares Owned            Percent
Name of Beneficial Owner         Beneficially(1)         of Class

Ernest V. Bencivenga                6,533 (2)              0.41%
Anna T. Chew                        8,654 (3)              0.55%
Charles P. Kaempffer               15,331 (4)              0.97%
Eugene W. Landy                   227,384 (5) (8)         14.45%
Michael P. Landy                   34,117 (6)              2.17%
Samuel A. Landy                    60,560 (7)              3.85%
Eugene D. Rothenberg                  600                  0.04%
Robert G. Sampson                  16,986                  1.08%

Directors and Officers as a Group 370,165 (8)             23.52%


(1) Beneficial ownership, as defined herein, includes Common Stock as to which a person has or shares voting and/or investment power.

(2)  Includes 5,162 shares held by Mr. Bencivenga's wife.

(3)  Held jointly with Ms. Chew's husband.

(4)  Includes  (a)  726 shares in joint name with Mrs.  Kaempffer;
     (b) 270 shares held by Mr. Kaempffer's wife; and (c) 7,000 shares held in joint name with Mrs. Kaempffer as Trustees for the Charles Kaempffer Pension Plan.

(5) Includes (a) 7,321 shares held by Mr. Landy's wife; (b) 32,836 shares held in the Landy & Landy Employees' Pension Plan, of which Mr. Landy is a Trustee with power to vote;
     (c) 69,053 shares held in the Landy & Landy Employees' Profit Sharing Plan of which Mr. Landy is Trustee with power to vote; and (d) 14,545 shares held by Landy Investments, Ltd. of which Mr. Landy has power to vote.

(6) Includes 8,813 shares in custodial accounts for Mr. Landy's children under the Uniform Gifts to Minors Act in which he disclaims any beneficial interest, but has power to vote.

(7) Includes (a) 12,297 shares held by Mr. Landy's wife; (b) 13,411 shares in custodial accounts for Mr. Landy's children under the Uniform Gifts to Minor's Act in which he disclaims any beneficial interest, but has power to vote; and (c) 24,132 shares in the Samuel Landy Family Limited Partnership.

(8) Excludes 22,266 shares (1.41%) owned by United Mobile Homes, Inc. Eugene W. Landy beneficially owns approximately 13% of the shares of United Mobile Homes, Inc.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table shows compensation paid by the Company to its Chief Executive Officer for services rendered during the fiscal years ended March 31, 2001, 2000 and 1999. Because no executive officers received total annual salary and bonus exceeding $100,000, only the compensation paid to the Chief Executive Officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.



                                        Annual Compensation
Name and Principal Position  Year    Salary   Bonus     Other(1)

Eugene W. Landy              2001   $50,000   None      $  3,200
Chief Executive Officer      2000   $50,000   None      $  3,200
                             1999   $37,500   None      $ 15,700

(1)  Represents  base compensation and Director's  fees.


Compensation of Directors

      The Directors receive a fee of $800 for each Board meeting attended. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.


Stock Option Plan

     On July 14, 1994, the shareholders approved and ratified the Company's 1994 Stock Option Plan authorizing the grant of options to officers and key employees to purchase up to 300,000 shares of common stock. Options may be granted any time up to December 31, 2003. No option shall be available for exercise beyond ten years. All options are exercisable after one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of shares available under the Plan.

      As  of March 31, 2001, there were 90,000 shares exercisable
and  210,000  shares  available for grant under  the  Plan.   The
following is a summary of stock options outstanding:



               Number of   Number of      Option       Expiration
Date of Grant  Employees    Shares        Price           Date

4/8/98            2         20,000        $2.75         4/8/2003
9/28/98           1         50,000        $3.00        9/28/2003
10/4/00           2         20,000        $2.625       10/4/2005

                            90,000


Other Information

       Except  for  specific  agreements,  the  Company  has   no
retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.


   Report of Compensation Committee on Executive Compensation


Overview and Philosophy

     The Company has a Compensation Committee consisting of three independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Committee believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.

     The second consideration is the individual achievements made by each officer. The Company is relatively small. The Committee is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The final criteria in setting compensation is comparable wages in the industry.

Evaluation


     The Committee reviewed the progress made by Eugene W. Landy, Chief Executive Officer, in locating alternative business and investment opportunities. The Committee decided to continue Mr.
Landy's annual compensation of $50,000.

                                        Compensation Committee:
                                          Charles P. Kaempffer
                                          Eugene D. Rothenberg
                                          Robert G. Sampson


                    Report of Audit Committee

      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the National Association of Securities Dealers (NASD). The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions. A full description of the Audit Committee's primary responsibilities is attached to this proxy statement as Appendix A.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended
March 31, 2001.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.
61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees and have discussed with the auditors the auditors' independence.

      During  the  fiscal year ended March 31, 2001, the  Company paid  the  independent auditors, Cowan, Gunteski & Co., $9,750.00
for   audit  services  and  $16,300.00  for  non-audit  services, primarily tax return preparation.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001.

                                        Audit Committee:
                                          Charles P. Kaempffer
                                          Eugene D. Rothenberg
                                          Robert G. Sampson

                  COMPARATIVE STOCK PERFORMANCE



      The following line graph compares the total return of the Company's Common Stock for the last five fiscal years to the NASDAQ Total Return Index and the NASDAQ Financial Stocks Total Return Index. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.



                    Monmouth Capital   NASDAQ        NASDAQ
          Year       Corporation       Total        Financial

          1996           100            100            100
          1997            95            111            129
          1998            78            168            200
          1999            80            228            180
          2000            76            423            171
          2001            90            169            172







         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Since the beginning of the Company's last fiscal year, there have been no transactions or proposed transactions in which any of the Officers and Directors have a material interest.

      The only family relationships between any of the Directors or executive officers of the Company are that of Samuel A. Landy and Michael P. Landy, who are brothers and are the sons of Eugene
W. Landy, President and a Director of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

     The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other Directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

Transactions with United Mobile Homes, Inc.

      The Mobile Home Store, Inc. (MHS), a subsidiary of the Company, had rental expenses to United Mobile Homes, Inc. (United). United owns and operates manufactured home communities. Seven Directors of the Company are also Directors and shareholders of United. MHS paid United market rent on sites where MHS had a home for sale. Total site rental expense to United amounted to $82,087 for the year ended March 31, 2001. MHS also leases space from United to be used as sales lots, at market rates, at most of United's communities. Total rental expense relating to these sales lots amounted to $153,480 for the year ended March 31, 2001.

      During fiscal 2001, MHS acquired certain inventory from United. These purchases amounted to $124,890, representing 3% of total purchases made by MHS during fiscal 2001. This inventory was available through United, but could have been acquired from a third party at approximately the same cost.

      During fiscal 2001, MHS sold to United 10 homes for a total sales price of $161,487 at MHS's cost. These sales represented 3% of total sales made by MHS during the year. These manufactured homes were available through MHS, but could have been acquired by United from a third party at approximately the same price.

      In  addition to the above sales, on March 30, 2001,  United purchased  at  carrying value all of the remaining  inventory  of
MHS.   This  amounted  to $2,261,624.  United  also  assumed  the inventory financing of $1,833,871.

Payments to Affiliated Persons

      Total payments to all Officers, Directors and affiliated persons during the fiscal year ended March 31, 2001 amounted to $98,000. Eugene W. Landy, President of the Company, received $53,200 in salary, management and Director's fees during the
fiscal year ended     March 31, 2001.


        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met, except that Eugene
D. Rothenberg, a newly-appointed Director, failed to file his initial report on Form 3 on a timely basis.

                          OTHER MATTERS


      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended March 31, 2001 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Capital Corporation, Attention: Secretary, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 2002 Annual Meeting of Shareholders to be eligible for inclusion in the
Company's 2002 Proxy Statement, they must be received by the Company at its principal office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than March 31, 2002.

                              BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Ernest V. Bencivenga
                                      Ernest V. Bencivenga
                                         Secretary

Dated: August 8, 2001



Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

                         APPENDIX A

                 MONMOUTH CAPITAL CORPORATION
                   AUDIT COMMITTEE CHARTER



I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

 . Monitor  the integrity of the Company's financial reporting
  process   and   systems   of  internal  controls  regarding
  finance, accounting, and legal compliance.

 . Monitor the independence and performance of the Company's independent auditors.

 . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS


Audit Committee members shall meet the requirements of the National Association of Securities Dealers. The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors upon recommendation by the Chairman. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee or its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures, as considered necessary.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution, as considered necessary. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7.   On  an annual basis, the Committee should review and discuss with  the independent auditors all significant relationships
     they  have   with   the   Company   that  could  impair  the
     auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach, as considered necessary.

9. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

11. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13.  Perform  any other activities consistent with this  Charter,
     the Company's  By-laws and   governing law, as the Committee
     or the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY                                                           PROXY

                  MONMOUTH CAPITAL CORPORATION

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The undersigned hereby appoints EUGENE W. LANDY, ERNEST V. BENCIVENGA and SAMUEL A. LANDY, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office located at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, September 20, 2001, at 4:00 o'clock p.m., and at any adjournment thereof, upon matters properly coming before the meeting, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Election of Directors - Nominees are: Ernest V. Bencivenga, Anna T. Chew, Charles P. Kaempffer, Eugene W. Landy, Michael P. Landy, Samuel A. Landy, Eugene D. Rothenberg and Robert G. Sampson.

(Instruction:   To  withhold authority to  vote  for  any  individual
Nominee, write that person's name on the line below.)

_____________________________________________________________________

      FOR all Nominees                   WITHHOLD AUTHORITY
   except as Indicated /  /        to vote for listed Nominees /  /


(1) Approval of the appointment of Cowan, Gunteski & Co. as Independent Auditors for the Company for the fiscal year ending March 31, 2002.

      FOR  /  /            AGAINST /  /            ABSTAIN /  /

(2) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt   of  Notice  of  Meeting  and  Proxy  Statement  is   hereby
acknowledged.

DATED:____________, 2001.

_____________________________________
            Signature


_____________________________________
            Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.